UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2003

i2 Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-28030	75-2294945
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One i2 Place 11701 Luna Road Dallas, Texas		75234
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (469) 357-1000

The information in Item 7 and Item 9 of this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 9 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in Item 7 and Item 9 of this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of i2 Technologies, Inc. under the Securities Act of 1933, as amended.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99.1	Presentation Slides

ITEM 9. REGULATION FD DISCLOSURE

On May 13, 2003, William M. Beecher and Sanjiv Sidhu, the Chief Financial Officer and the Chairman, Chief Executive Officer and President of i2 Technologies, Inc. (the “Company”) respectively, gave a presentation to analysts at the Company’s i2 PLANET Las Vegas event that was publicly broadcast via webcast. A copy of the slides used in the presentation is attached as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

i2 TECHNOLOGIES, INC.

Dated: May 16, 2003

By:	/s/ William M. Beecher
William M. Beecher Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Presentation Slides

3